UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 13, 2015

GULFMARK OFFSHORE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33607

(Commission file number)

76-0526032

(I.R.S. Employer Identification No.)

10111 Richmond Avenue, Suite 340, Houston, Texas	77042
(Address of principal executive offices)	(Zip Code)

(713) 963-9522

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 ITEM 1.01.     Entry into a Material Definitive Agreement.

On February 13, 2015, GulfMark Offshore, Inc. (the “Company”) entered into an amendment to its $300 Million Multicurrency Facility Agreement originally dated September 26, 2014 (the “Facility Agreement”), among the Company, as guarantor, GulfMark Americas, Inc., an indirect wholly-owned subsidiary of the Company, as borrower, the financial institutions listed in Part 2 of Schedule 1 thereto, as lenders, certain arrangers party thereto and The Royal Bank of Scotland plc, as agent of the finance parties thereto, and as security trustee for the secured parties thereunder. The amendment reduced the interest coverage ratio requirements applicable to certain periods. In return for the reduction, the lenders required that we agree to certain financial restrictions, including limiting our ability make certain payments beyond permitted amounts for dividends, acquisitions or share repurchases.

On February 13, 2015, the Company also entered into an amendment to its NOK 600,000,000 Multi-Currency Revolving Credit Facility Agreement originally dated December 27, 2012 and amended and restated on October 23, 2014, by and among GulfMark Rederi AS, an indirect wholly-owned subsidiary of the Company, as borrower, and DNB Bank ASA, in its capacity as sole lender and as agent. The amendment modified the interest coverage ratio requirements applicable to certain periods to conform to the interest coverage ratio requirements applicable to the same periods as set forth in the Facility Agreement, as amended and described above.

The above description of the amendments to the facility agreements is qualified in its entirety by reference to the complete text of the amendments, copies of which are attached hereto as Exhibit 10.1 and Exhibit 10.2 and incorporated by reference herein.

ITEM 2.03.     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registration.

The information included in Item 1.01 of this Current Report on Form 8-K is also incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Exhibit No.	Descriptions
10.1

Amendment Agreement dated February 13, 2015 relating to a $300,000,000 Multicurrency Facility Agreement originally dated September 26, 2014 between GulfMark Americas, Inc., as borrower, GulfMark Offshore, Inc., as guarantor, the financial institutions listed in Part 2 of Schedule 1 thereto, as lenders, the arrangers party thereto, and The Royal Bank of Scotland plc, as agent of the finance parties thereto, and as security trustee for the secured parties thereunder

10.2

Addendum dated February 13, 2015 to NOK 600,000,000 Multi-Currency Credit Facility Agreement originally dated December 27, 2012, and as amended by an Amendment and Restatement Agreement dated October 23, 2014, between GulfMark Rederi AS and DNB Bank ASA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2015	GulfMark Offshore, Inc. (Registrant)

	By:	/s/ James M. Mitchell
	Name:	James M. Mitchell
	Title:	Executive Vice President & Chief Financial Officer